SECURITY AGREEMENT AND MASTER CREDIT AGREEMENT                   [LOGO] CHRYSLER
                                                                       FINANCIAL

This Security Agreement and Master Credit Agreement (hereinafter called the "Agreement"), made as of this 15 day of May, 1996, and effective September 1, 1984 or the date hereof, whichever is later, is by and between Lake Norman
Chrysler Plymouth Jeep Eagle, LLC, having its principal place of business at 20435 Chartwell Center Drive, Cornelius, NC 28031 (hereinafter called "Debtor"), and Chrysler Financial Corporation, a Michigan corporation, having officers located at 27777 Franklin Road, Southfield, Michigan 48034-8286 (hereinafter called "Secured Party").

WHEREAS, Debtor is engaged in business as an authorized dealer of Chrysler Corporation and desires Secured Party to finance the acquisition by Debtor in the ordinary course of its business of new and unused vehicles sold and distributed by Chrysler Corporation and/or other authorized sellers and of used vehicles (all such unused and used vehicles being hereinafter collectively called the "Vehicles").

WHEREAS, Secured Party is willing to provide wholesale financing to Debtor to finance the acquisition of Vehicles by Debtor (1) by agreeing with Chrysler Corporation to purchase from Chrysler Corporation receivables evidencing credit sales of Vehicles by Chrysler Corporation to Debtor, and (2) by making loans or advances to Debtor to finance the acquisition by Debtor of Vehicles from other sellers.

NOW, THEREFORE, in consideration of the mutual premises herein contained and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.0 Financing - Secured Party agrees to extend to Debtor wholesale financing as follows:

     (a) to purchase receivables from Chrysler Corporation evidencing credit sales of Vehicles by Chrysler Corporation to Debtor, at 100% of the face amount of such receivables; or

     (b) by making loans or advances to Debtor to finance the acquisition by Debtor of Vehicles from sellers thereof, on the terms and conditions set forth in Paragraph 2.1 herein or as set forth in the Vehicle financing terms and conditions as they may be made available to Debtor from time to time by Secured Party.

     For the purposes of this Agreement, amounts applied by Secured Party to acquire Debtor's receivables from Chrysler Corporation as contemplated by clause (a) are herein called "Receivable Purchase Advances", and loans or advances provided by Secured Party directly to either Debtor or to the seller of Vehicles to Debtor as contemplated by clause (b) are herein called "Direct Loan Advances", and all such amounts, loans and advances provided by Secured Party contemplated by clause (a) and clause (b) are herein collectively called "Advances". Debtor acknowledges that (x) the maximum amount of Advances which will be made by Secured Party hereunder will be established from time to time by Secured Party in its sole discretion and (y) all such Advances shall by made on and shall be subject to the terms and conditions of this Agreement. It is understood and agreed that the making of any Advance hereunder shall be at the option of the Secured Party and shall not be obligatory, and that the right of Debtor to request that Secured Party make Advances may be terminated at any time by Secured Party at its election without notice.

2.0 Evidence of Advances and Payment Terms - Each Receivable Purchase Advance shall be evidenced by and made against a Credit Sale Agreement of Chrysler Corporation delivered to Secured Party, and Secured Party shall be entitled to make Receivable Purchase Advances against such Credit Sale Agreement appropriately completed and executed on behalf of Debtor by Chrysler Corporation by facsimile signature or otherwise under Power of Attorney given by Debtor, without any duty to inquire as to the continued effectiveness of such power or to verify with Debtor the amount of, or Vehicles listed upon, such Credit Sale Agreement and each such Credit Sale Agreement shall evidence the valid and binding payment obligation of Debtor. Each Direct Loan Advance shall be made at such time as Debtor shall request in accordance with the then-effective Vehicle financing terms and conditions referred to above. Debtor will execute and deliver to Secured Party from time to time its demand promissory notes in aggregate principal amount equal to that amount agreeed to by Debtor and Secured Party from time to time, such demand promissory notes (the "Promissory Notes") to evidence the liability of Debtor to Secured Party on account of all Direct Loan Advances and to constitute additional evidence of Debtor's obligation in respect of the receivables underlying the Receivable Purchase Advances. The maximum liability of Debtor under this Agreement shall at any time be equal to the aggregate principal amount of all Advances at the time outstanding hereunder plus interest and such other amounts as may be due under this Agreement. Debtor will pay to Secured Party on demand the aggregate principal amount of all Advances from time to time outstanding, and will pay upon demand the interest due thereon and such other additional charges as Secured Party shall determine from time to time.

     Notwithstanding any inconsistent terms of any agreement between Debtor and Chrysler Corporation in respect of Debtor's liability under any Credit Sale Agreement, in consideration of Secured Party's making of Receivable Purchase Advances and Direct Loan Advances, Debtor will pay to Secured Party interest at the rate(s) per annum designated by Secured Party from time to time on the amount of each Advance made by Secured Party hereunder from the date of such Advance until date of repayment to Secured Party of the full amount thereof. For the purposes of the preceding sentence, each Receivable Purchase Advance shall be deemed to have been made by Secured Party on the date on which payment shall have been made by Secured Party to Chrysler Corporation for the related receivable of Debtor purchased by Secured Party from Chrysler Corporation. Secured Party will give notice to Debtor of the interest rate(s) established by it from time to time under the terms hereof, and each such notice shall constitute an agreement between Debtor and Secured Party as to the applicability to the Advances of the interest rate(s) contained therein, to be applicable from the dates stated in such notice until such interest rate(s) are changed by subsequent notice given by Secured Party pursuant to this sentence. All interest accrued on the Advances shall be payable monthly by Debtor, and shall be due upon receipt by Debtor of the statement of Secured Party setting forth the amount of such accrued interest.

84-291-4102 (1/96)

2.1 Debtor agrees that financing pursuant to this Agreement shall be used exclusively for the purpose of acquiring Vehicles for Debtor's inventory and debtor shall not sell or otherwise dispose of such Vehicles except by sale in the ordinary course of business. If so requested by Secured Party, Debtor agrees to maintain a separate bank account into which all cash proceeds of such sales or other dispositions of such Vehicle will be deposited. Debtor further agrees that upon the sale of each Vehicle with respect to which an Advance has been made by Secured Party, Debtor will promptly remit to Secured Party the total amount then outstanding of Secured Party's Advance on each such Vehicle unless other terms of repayment have been agreed to by Secured Party. Debtor agrees to hold in trust for Secured Party and shall forthwith remit to Secured Party, to the extent of any unpaid and past due indebtedness hereunder, all proceeds of each Vehicle when received by Debtor, or to allow Secured Party to make direct collection thereof and credit debtor with all sums received by Secured Party.

3.0 Security - Debtor hereby grants to Secured Party a first and prior security interest in and to each and every Vehicle financed hereunder, whether now owned or hereafter acquired by way of replacement, substitution, addition or otherwise, together with all additions and accessions thereto and all proceeds thereof, subject only to any prior security interest in a Vehicle financed by a Receivable Purchase Advance which has been granted by Debtor to Chrysler Corporation and assigned by Chrysler Corporation to Secured Party in connection with the making of such Receivable Purchase Advance. Further, Debtor also hereby grants to Secured Party a security interest in and to all Chattel Paper, Accounts whether or not earned by performance and including without limitations all amounts due from the manufacturer or distributor of the Vehicles or any of its subsidiaries or affiliates, Contract Rights, Documents, Instruments, General Intangibles, Consumer Goods, Inventory of Automotive Parts, Accessories and Supplies, Equipment, Furniture, Fixtures, Machinery, Tools, and Leasehold Improvements, whether now owned or hereafter acquired by way of replacement, substitution, addition or otherwise, together with all additions and accessions thereto and all proceeds thereof, as additional security for each and every indebtedness and obligation of Debtor as set forth herein. The security interest hereby granted shall secure the prompt, timely and full payment of
     (1) all Advances, (2) all interest accrued thereon in accordance with the terms of this Agreement and the Promissory Notes, (3) all other indebtedness and obligations of Debtor under the Promissory Notes, (4) all costs and expenses incurred by Secured Party in the collection or enforcement of the Promissory Notes or of the receivable underlying any Receivable Purchase Advance or of the obligations of the Debtor under this Agreement, (5) all monies advanced by Secured Party on behalf of Debtor for taxes, levies, insurance and repairs to and maintenance of any Vehicle or other collateral, and (6) each and every other indebtedness or obligation now or hereafter owing by Debtor to Secured Party including any collection or enforcement costs and expenses or monies advanced on behalf of Debtor in connection with any such other indebtedness or obligations. Nothing in this Agreement shall require Debtor, in respect of any Receivable Purchase Advance, to proceed first under the security interest created by this Agreement or first under the security interest granted by Debtor to Chrysler Corporation to secure the receivable underlying such Receivable Purchase Advance and assigned by Chrysler Corporation to Secured Party and the remedies of Secured Party under such security interests shall be cumulative.

3.1 All said security set forth in Paragraph 3.0 above shall hereinafter collectively be called "Collateral". Debtor hereby expressly agrees that the term "proceeds" as used in Paragraph 3.0 above shall include without limitation all insurance proceeds on the Collateral, money, chattel paper, goods received in trade including without limitation vehicles received in trade, contract rights, instruments, documents, accounts whether or not earned by performance, general intangibles, claims and tort recoveries relating to the Collateral. Notwithstanding that Advances hereunder are made from time to time with respect to specific Vehicles, each Vehicle and the proceeds thereof and all other Collateral hereunder shall constitute security for all obligations of Debtor to Secured Party secured hereunder.

3.2 Debtor hereby agrees that upon request of the Secured Party it will take such action and/or execute and deliver to Secured Party any and all documents (and pay all costs and expenses of recording the same), in form and substance satisfactory to Secured Party, which will perfect in Secured Party its security interest in the Collateral in which Secured Party has or is to have a security interest under the terms of this Agreement.

3.3 Secured Party's security interest in the Collateral shall attach to the full extent provided or permitted by law to the proceeds, in whatever form, of any disposition of said Collateral or to any part thereof by Debtor until such proceeds are remitted and accounted for as provided herein. Debtor will notify Secured Party before Debtor signs, executes or authorizes any financing statement regardless of coverage.

3.4 Debtor shall be responsible for all loss and damages to the Collateral and agrees to keep Collateral insured against loss or damage by fire, theft, collision, vandalism and against such other risks as Secured Party may require from time to time. Insurance and policies evidencing such insurance shall be with such companies, in such amount and such form as shall be satisfactory to Secured Party. If so requested by Secured Party, any or all such policies of insurance shall contain an endorsement, in form and substance satisfactory to Secured Party., showing loss payable to Secured Party as its interest may appear, and a certificate of insurance evidencing such coverage will be provided to Secured Party.

4.0 Debtor's Warranties - Debtor warrants and agrees that the Collateral now is and shall always be kept free of all taxes, liens and encumbrances, except as specifically disclosed in Paragraph 4.1 below or provided for in Paragraph 3.0 above, and Debtor shall defend the Collateral against all other claims and demands whatsoever and shall indemnify, hold harmless and defend Secured Party in connection therewith. Any sum of money that may be paid by Secured Party in release or discharge of any taxes, liens or encumbrances shall be paid to Secured Party on demand as an additional part of the obligation secured hereunder. Debtor hereby agrees not to mortgage, pledge or loan (except for designated demonstrators as agreed to in advance by Secured Party in writing) the Vehicles and shall not license, title, use, transfer or otherwise dispose of them, except as provided in this Agreement. Debtor agrees that it will execute in favor of Secured Party any form of document which may be required to evidence further Advances by Secured Party hereunder, and shall execute such additional documents as Secured Party may at any time request in order to conform or perfect Debtor's title to or Secured Party's security interest in the Vehicles. Execution by Debtor of notes, checks or other instruments for the amount advanced shall be deemed evidence of Debtor's obligation and not payment therefor until collected in full by Secured Party.

4.1  Disclosure of Taxes, Liens and Encumbrances -

             (If there are any, list them here; if none, so state.)

--------------------------------------------------------------------------------
PLACE FILED             DATE OF FILING              NAME AND ADDRESS OF CREDITOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.0 Signatory Authorization - Debtor hereby authorizes Secured Party or any of its officers, employees, agents or any other person Secured Party may designate to execute any and all documents pursuant to the terms and conditions of that certain Power of Attorney and Signatory Authorization of even date herewith.

6.0 Events of Default and Remedies/Termination - Time is of the essence herein and it is understood and agreed that Secured Party may, at its option and notwithstanding any inconsistent terms in any agreement between Debtor and Chrysler Corporation and/or Secured Party with respect to the receivable underlying any Receivable Purchase Advance by Secured Party, terminate this Agreement, refuse to advance funds hereunder, convert outstanding installment payment obligations to payment on Vehicle sale obligations, and declare the aggregate of all Advances outstanding hereunder immediately due and payable upon the occurrence of any of the following events (each hereinafter called an "Event of Default"), and that Debtor's liabilities under this sentence shall constitute additional obligations of Debtor secured under this Agreement.

     (a) Debtor shall fail to make any payment to Secured Party, whether constituting the principal amount of any Advance, interest thereon or any other payment due hereunder, when and as due in accordance with the terms of this Agreement or with any demand permitted to be made by Secured Party under this Agreement or any Promissory Note, or shall fail to pay when due any other amount owing to Secured Party under this Agreement or any Promissory Note, or shall fail in the due performance or compliance with any other term or condition hereof or thereof, or shall be in default in the payment of any liabilities constituting indebtedness for money borrowed or the deferred payment of the purchase price of property or a rental payment with respect to property material to the conduct of Debtor's business;

     (b) A tax lien or notice thereof shall have been filed against any of the Debtor's property or a proceeding in bankruptcy, insolvency or receivership shall be instituted by or against Debtor or Debtor's property or an assignment shall have been made by Debtor for the benefit of creditors;

     (c) In the event that Secured Party deems itself insecure for any reason or the Vehicles are deemed by Secured Party to be in danger of misuse, loss, seizure or confiscation or other disposition not authorized by this Agreement;

     (d)  Termination of any franchise authorizing Debtor to sell Vehicles;

     (e) A misrepresentation by Debtor for the purpose of obtaining credit or an extension of credit or a refusal by Debtor to execute documents relating to the Collateral and/or Secured Party's security interest therein or to furnish financial information to Secured Party at reasonable intervals or to permit persons designated by Secured Party to examine Debtor's books or records and to make periodic inspections of the Collateral; or

     (f) Debtor, without Secured Party's prior written consent, shall guarantee, endorse or otherwise become surety for or upon the obligations of others except as may be done in the ordinary course of Debtor's business, shall transfer or otherwise dispose of any proprietary, partnership or share interest Debtor has in his business, or all or substantially all of the assets thereof, shall enter into any merger or consolidation, if a corporation, or shall make any substantial disbursements or use of funds of Debtor's business, except as may be done in the ordinary course of Debtor's business, or assign this Agreement in whole or in part or any obligation hereunder.

     Upon the occurrence of an Event of Default, Secured Party may take immediate possession of said Vehicles without demand or further notice and without legal process; and for the purpose and furtherance thereof, Debtor shall, if Secured Party so requests, assemble the Vehicles and make them available to Secured Party at a reasonably convenient place designated by Secured Party and Secured Party shall have the right, and Debtor hereby authorizes and empowers Secured Party to enter upon the premises wherever said Vehicles may be, to remove same. In addition, Secured Party or its assigns shall have all the rights and remedies applicable under the Uniform Commercial Code or under any other statute or at common law or in equity or under this Agreement. Such rights and remedies shall be cumulative. Debtor hereby agrees that it shall pay all expenses and reimburse Secured Party for any expenditures, including reasonable attorneys' fees and legal expenses, in connection with Secured Party's exercise of any of its rights and remedies under this Agreement.

7.0 Inspection: Vehicles/Books and Records - It is hereby understood and agreed by and between Debtor and Secured Party that Secured Party shall have the right of access to and inspection of the Vehicles and the right to examine Debtor's books and records, which Debtor warrants are genuine in all respects. Debtor hereby certifies to Secured Party that all Vehicles and books and records shall be kept at the principal place of business of Debtor as hereinabove stated or at such other locations as approved in writing by Secured Party, and Debtor shall not remove or permit the removal of the Vehicles or books and records during the pendency of this Agreement except in the ordinary course of business and as authorized by Secured Party.

7.1 Debtor agrees to furnish to Secured Party after the end of each month, for so long as this Agreement shall be effective, balance sheets and statements of profit and loss for each month with respect to Debtor's business in such detail and at such times at Secured Party may require from time to time.

8.0  General - Debtor and Secured Party further covenant and agree that:

8.1 Any provision hereof prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

8.2 This Agreement shall be interpreted according to the laws of the State of Debtor's principal place of business as identified above.

8.3 This Agreement cannot be modified or amended, except in writing by both parties unless otherwise specifically authorized herein, and shall be binding and inure to the benefit of each of the parties hereto and their respective legal representatives, successors and assigns.

8.4 Interest to be paid in connection herewith shall never exceed the maximum rate allowable by law applicable hereto, as the parties intend to strictly comply with all law relating to usury. Notwithstanding any provision hereof or any other document in connection herewith to the contrary, Debtor shall not pay nor will Secured Party accept payment of any such excessive interest, which excessive interest is hereby canceled, and Secured Party shall be entitled at its option to refund any such interest erroneously paid or credit the same to Debtor's obligations hereunder.

8.5 The terms and provisions of this Agreement and of any other agreement between Debtor and Secured Party or Debtor, Secured Party and Chrysler Corporation or Debtor and Chrysler Corporation with respect to the Receivable underlying any Receivable Purchase Advance by Secured Party should be construed together as one agreement; provided, however, in the event of any conflict, the terms and provisions of this Agreement shall govern such conflict.

8.6 No failure or delay on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. The remedies herein are in addition to those available in law or equity, and Secured Party need not pursue any rights it might have as a Secured Party before pursuing payment and performance by Debtor or any guarantor or surety.

8.7  This Agreement may not be assigned by Debtor.

9.0 Notices - Any notice given hereunder shall be in writing and given by personal delivery or shall be sent by U.S. Mail, postage prepaid, addressed to the party to be charged with such notice at the respective address set forth below:

------------------------------------------------------------------------------------------------------------------------------------
               TO DEBTOR                                                                         TO SECURED PARTY
------------------------------------------------------------------------------------------------------------------------------------
Lake Norman Chrysler Plymouth Jeep Eagle, LLC                                      Chrysler Financial Corporation
20435 Chartwell Center Drive                                                       P.O. Box 560217
Cornelius, NC 28031                                                                Charlotte, NC 28256-0217

Attention: Phil M. Gandy, Jr.                                                      Attention: Branch Manager
------------------------------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   Lake Norman Chrysler Plymouth Jeep Eagle, LLC
                                   ---------------------------------------------
                                                     (DEBTOR)

/s/ [illegible]                    By   /s/  Phil M. Gandy, Jr.
-------------------------------         ----------------------------------------
        (WITNESS)                       Phil M. Gandy, Jr.


/s/ [illegible]                    Title Member
-------------------------------          ---------------------------------------
        (WITNESS)



                                   CHRYSLER FINANCIAL CORPORATION


                                   By   /s/  [illegible]
                                        ----------------------------------------

                                   Title Zone Manager
                                         ---------------------------------------